Fair Value Measurements	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Fair Value Measurements
7. Fair Value Measurements
ASC Topic 820,
Fair Value Measurement
, establishes a fair value hierarchy for instruments measured at fair value that distinguishes between assumptions based on market data (observable inputs) and the Company’s own assumptions (unobservable inputs). Observable inputs are inputs that market participants would use in pricing an asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the inputs that market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances.
ASC Topic 820 identifies fair value as the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As a basis for considering market participant assumptions in fair value measurements, ASC Topic 820 establishes a three-tier fair value hierarchy that distinguishes between the following:

•	Level 1 – Observable inputs such as quoted prices in active markets for identical assets or liabilities.

•	Level 2 – Inputs, other than quoted prices in active markets, which are observable for the asset or liability, either directly or indirectly.

•	Level 3 – Unobservable inputs in which there is little or no market data, which requires the Company to develop its own assumptions.
Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires management to make judgments and consider factors specific to the asset or liability. The Company’s financial assets are subject to fair value measurements on a recurring basis.
The Company categorizes its money market funds as Level 1, using the quoted prices in active markets. The fair value of the Company’s investments in certain money market funds is their face value and such instruments are classified as Level 1 and are included in cash and cash equivalents on the consolidated balance sheets.
No assets or liabilities were transferred into or out of their classifications during the years ended December 31, 2024 and 2023.
As part of the Merger, the Company acquired certain short-term investments in debt securities that were carried at fair value and classified as current assets available-for-sale
and represented the investment of funds available for current operations. During the year ended December 31, 2024, the Company sold these short-term investments for proceeds of $15.9 million which resulted in a realized loss of approximately $54,000. The Company had no available-for-sale
securities as of December 31, 2024 or 2023.